Exhibit 99.13


                          AIRCRAFT SUBLEASE AGREEMENT


          THIS AIRCRAFT SUBLEASE AGREEMENT (the "Sublease") is made and entered into as of the 11th day of December 1998, by and between American Trans Air ExecuJet, Inc., an Indiana corporation with its office at 7337 West Washington Street, Indianapolis, Indiana 46231 (hereinafter referred to as "Sublessor") and American Trans Air, Inc., an Indiana corporation with its office at 7337 West Washington Street, Indianapolis, Indiana 46231 (hereinafter referred to as "Sublessee").

                                  Witnesseth:

          WHEREAS, Sublessor desires to lease to Sublessee a certain 1992 Beech A36 Bonanza, Serial No. E-2728, Registration No. 8072D, including the engine and other appliances, communications equipment, accessories, instruments, parts and other items of equipment installed therein and all logs and records pertaining thereto (the "Aircraft"); and

          WHEREAS, Sublessee desires to lease the Aircraft from Sublessor on a non-exclusive, when and as-available basis.

                                   Agreement

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

          1. Lease. Sublessor hereby subleases the Aircraft to Sublessee, on a non-exclusive, when and as-available basis. Sublessor agrees to make the Aircraft available to Sublessee when the Aircraft is not being utilized by Sublessor.

          2. Term. The term of the Lease of the Aircraft shall commence on the 11th day of December 1998, and shall continue through and including December 10, 2000.

          3. Rental and Other Charges. The Sublessee agrees to pay rent for the above-described Aircraft as follows:

          A. The sum of Ten Dollars ($10.00).

          B. In addition to the above, Sublessee shall pay Sublessor $55.00 per flight hour for every flight hour Sublessee utilizes the Aircraft. Sublessor shall invoice Sublessee on a monthly basis for such utilization and Sublessee shall pay said invoice within 30 days of its receipt.

          C. Sublessor reserves the right to increase the flight hour rate set forth in (B) above to reimburse Sublessor for any increases in the costs associated with aircraft operations (e.g., direct costs, fees) and engine overhauls and Aircraft inspections, including annual inspections, unscheduled inspections and inspections conducted on a quarterly basis.

          D. Sublessee shall also pay a portion of the insurance premiums for the Aircraft as described in Section 10.

          4. Termination. Upon termination of this Lease, Sublessee shall return the Aircraft to Sublessor at Indianapolis, Indiana, or at some other point to be mutually agreed. Upon such return, the Aircraft shall be in the same condition as when delivered to Sublessee and


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equipped with the same or better equipment, except for reasonable wear and tear for ordinary use, subject to the provisions herein.

          In the event the Aircraft during the term of this Lease should be lost or totally destroyed and Sublessor shall have received payment in full for all loss or damage sustained by Sublessor by reason of said total destruction, then this Lease shall automatically be cancelled and terminated as of the date of such loss.

          5. Log Books and Records. Sublessee shall maintain all log books and records pertaining to said Aircraft when Sublessee utilizes said Aircraft and will return and deliver said log books and records to Sublessor upon return of said Aircraft to Sublessor.

          6. Use of Aircraft. Sublessee may operate the Aircraft only by pilots holding valid Federal Aviation licenses, certificates and qualifications and shall not use the Aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures and taxes occasioned by any violation thereof, and if such fines or penalties are imposed upon Sublessor and paid by it, Sublessee shall reimburse it therefor within ten
(10) days after demand by Sublessor. Sublessee agrees that in the event of seizure of the Aircraft under the provisions of Title 49 of the United States Code, Section 1473, it will indemnify the Sublessor for the payment of any civil penalty assessed under such title and section and shall, in the event of such seizure, post bond in such amount and with such terms as shall be required to cause the immediate release of the Aircraft to Sublessor.

          7. No Liens or Encumbrances. Sublessee shall have no right to consent to, allow or permit any liens or encumbrances on the Aircraft. Sublessee shall promptly pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Aircraft. Upon Sublessee's default in the discharge of any such taxes, assessment or encumbrances, Sublessor may do so at Sublessee's expense and charge same to Sublessee, and such cost and expense thereof shall become due and payable on demand of Sublessor.

          Sublessee shall have absolute control, direction and responsibility for, and shall bear and pay all costs of operating and maintaining the Aircraft when it utilizes the Aircraft, including excise taxes, gasoline taxes, licensing fees, landing fees or any other airport fees, or any other operating expenses of whatever nature and kind as set out herein. Sublessee shall have responsibility for and shall promptly, on a pro rata basis, reimburse Sublessor for Federal use taxes incurred by the Aircraft during the term of this Lease. The taxes, levies and charges which Sublessee undertakes to pay under this paragraph are, except with respect to the Federal use tax, limited to those arising out of Sublessee's operation only and shall exclude such costs which relate to Sublessor's interest, ownership or income from the Aircraft or from this Lease.

          8. Indemnification. Sublessee agrees and covenants to indemnify, hold harmless and defend Sublessor, its directors, officers, agents and employees and any mortgagees of the Aircraft against any and all expenses, loss or damages, including reasonable attorneys' fees, caused by or arising out of, in whole or in part, the possession, management or operation of the Aircraft by Sublessee and/or its sublessees, bailees, agents or representatives. The expenses, loss or damages referred to in this paragraph do not include loss of earnings or income of Sublessor.

          9. Assignment. Sublessee shall not assign its rights under this Lease or delegate its duties under this Lease without the prior written consent of the Sublessor. Any sublease, if agreed to in writing by Sublessor, shall contain the same terms and conditions as this Lease, and nothing therein shall relieve Sublessee of its liability to Sublessor hereunder.

          10. Insurance. Sublessee shall at all times during the term of this Lease and any extensions thereof, carry and maintain insurance with such insurers and brokers as shall be

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satisfactory to Sublessor; and the Sublessor, Sublessee and Bank One, or any
other lending institution designated by Sublessor, shall be named as loss payees as their interests may appear in the following amounts:

          A. General liability insurance of not less than Fifty Million Dollars ($50,000,000.00) per occurrence and hull insurance covering all risks in an amount not less than $340,000.

          B. Sublessee shall provide Sublessor with proof of the above insurance on demand.

          C. In the event of the occurrence of any loss or accident affecting the rights of either party under said insurance policies, Sublessee and Sublessor, their agents or employees shall comply with all the terms and conditions of said insurance policies and do all things necessary or proper to protect and preserve the other party's rights as named insured on said policies.

          After the conclusion of the Insurance Year (i.e., 10/1-9/30) and each subsequent Insurance Year, Sublessor and Sublessee shall perform a reconciliation of the actual flight hours flown by each party on the Aircraft and shall determine the actual portion of the insurance premiums to be paid by each. Thereafter, Sublessee shall make the appropriate payment to Sublessor to reimburse Sublessor for payment of insurance premiums.

          11. No Warranties or Representations. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE CONDITION, MERCHANTABILITY OR FITNESS OF THE AIRCRAFT FOR ANY PARTICULAR PURPOSE. LESSOR SHALL NOT BE LIABLE FOR ANY DEFECTS, EITHER LATENT OR PATENT, IN SAID AIRCRAFT, OR FOR ANY CONSEQUENTIAL DAMAGE THEREFROM, AND LESSEE WAIVES ALL WARRANTIES AND ALL OBLIGATIONS AND LIABILITIES THEREUNDER, EXPRESS OR IMPLIED, AND ALL OTHER OBLIGATIONS AND LIABILITIES OF LESSOR WITH RESPECT TO THE CONDITION OR AIRWORTHINESS OF SAID AIRCRAFT OR FOR CONSEQUENTIAL DAMAGE RESULTING THEREFROM. NOTHING HEREUNDER SHALL EXCLUDE LESSOR'S OBLIGATIONS UNDER ITS EXPRESS REPRESENTATIONS AND UNDERTAKINGS OF THIS LEASE AGREEMENT.

          12. Title of Sublessor. Sublessor warrants that it has the right and power to enter into this Lease.

          13. Notices. Service of all notices under this Lease shall be sufficient if given in writing and delivered personally to the parties subscribing below or sent by certified mail to the parties at their addresses herein above set forth, or at such addresses as the parties may provide for in writing from time to time.

          14. No Waiver of Breach. The failure of Sublessor or Sublessee in any one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to Sublessor or Sublessee, shall not be construed as a waiver of any future breach of any covenants or conditions or of the right to enforce the same or to exercise such privilege, option or remedy, but the same shall continue in full force and effect.

          15. Time is of the Essence. Time is of the essence of this Lease and each and every of its provisions herein. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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          16. Governing Laws. This Lease, regardless of where executed, shall be construed and performance shall be determined in accordance with the laws of the State of Indiana.

          17. Default. If Sublessee defaults in any terms, covenants and conditions of this Lease, Sublessor at its option, upon ten (10) days' prior written notice to Sublessee, may elect to terminate this Lease, and said Lease shall be terminated at the end of said ten (10) day period unless Sublessee shall correct the default within said period. In the event of such termination, Sublessee shall return said Aircraft to Sublessor at the place designated hereinbefore for return at the end of said Lease term, and the Sublessor shall further have the right:

          A. To declare the entire amount of rent hereunder immediately due and payable without further notice or demand to Sublessee.

          B. To sue for and recover all rents and other payments it has accrued or will thereafter accrue with respect to the Aircraft.

          C. To take possession of the Aircraft without further demand or notice wherever same may be located, without any Court Order or other process of law, and Sublessee hereby waives any and all damages occasioned by said possession.

          D. To pursue any other remedy either in law or equity.

          18. Insolvency of Sublessee. In the event of any act of insolvency by the Sublessee, including the application for or consent to the appointment of a receiver, trustee or liquidator for all or for a substantial part of its assets; or if the Sublessee shall be unable, or admit in writing its inability to pay its debts as they mature; or make a general assignment for the benefit of creditors; or be adjudicated as bankrupt or insolvent; or file a voluntary petition in bankruptcy or pa petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law; or file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy reorganization or insolvency proceeding; or take any action under the laws of any applicable jurisdiction analogous to any of the foregoing; or if corporate action shall be taken by it for the purpose of effecting any of the foregoing, then and in that event Sublessor shall have and may exercise any one or more of the remedies set forth herein, and at the option of Sublessor, this lease may be terminated without prior notice.

          IN WITNESS WHEREOF, the parties have authorized this Lease to be executed by their respective officers as of the day and year first written above.

                                 SUBLESSEE:
                                 AMERICAN TRANS AIR, INC.


                                 By
                                    -------------------------------------
                                    Brian T. Hunt, Secretary


                                 SUBLESSOR:
                                 AMERICAN TRANS AIR EXECUJET, INC.


                                 By
                                    -------------------------------------
                                    Gordon D. Moebius, Secretary





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